2100 McKinney Avenue
Dallas, TX 75201

steelpath.com

March 19, 2010
Summary Prospectus

MLP Select 40 Fund
Class A & Class I Shares

Click here to view the fund’s prospectus and statement of additional information.

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.steelpath.com. You can also get this information at no cost by calling 888-614-6614 or by sending an e-mail request to prospectus@steelpath.com. The current prospectus and statement of additional information, dated March 19, 2010, are incorporated by reference into this summary prospectus.

Investment Objective

To provide investors long-term capital appreciation and attractive levels of current income through diversified exposure to the energy infrastructure Master Limited Partnership (“MLP”) asset class.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SteelPath Funds. More information about these and other discounts is available from your financial professional and in “How to decide which Class of Shares to Buy” beginning on page 37 of the Fund’s prospectus.

	CLASS A SHARES	CLASS I SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sales proceeds)	NONE	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Divdends	NONE	NONE
Redemption Fee (as a percentage of amount redeemed)	NONE	NONE
Exchange Fee	NONE	NONE
Maximum Account Fee	$24	$24
Annual Fund Operatng Expenses (expenses that you pay each year as a percentage of the value of your investement)
Management Fees	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	NONE
Other Expenses(a)	0.40%	0.40%
Total Annual Fund Operating Expenses	1.35%	1.10%
Advisor Expense Reimbursement(b)	(0.25%)	(0.25%)
Net Total Annual Fund Operating Expenses (after expense reimbursement)	1.10%	0.85%

(a) “Other Expenses” are based on estimated amounts for the current fiscal year.
(b) The Advisor has contractually agreed to reduce fees and absorb expenses of the Fund until at least February 1, 2012, to ensure that Net Total Annual Fund Operating Expenses (exclusive of any front-end load, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees, and expenses or extraordinary expenses such as litigation) will not exceed 0.85% for each of Class A shares, Class I shares and Class Y shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A Shares:	$684	$914
Class I Shares:	$89	$279

The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategy

The Fund invests primarily in common units of energy infrastructure MLPs. The Fund seeks to achieve these objectives by investing at least 90% of its net assets in the equity securities of a minimum of forty MLPs that primarily derive their revenue from energy infrastructure assets, and secondarily, more broadly in energy related assets or activities (“Energy Infrastructure Companies”) including (i) energy-related logistical assets, including the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liuids, crude oil, refined products or coal (“Midstream MLPs”), (ii) businesses primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids (“Upstream MLPs”), (iii) businesses that process, treat, and refine natural gas liquids and crude oil (“Downstream MLPs”), and (iv) businesses engaged in owning, managing, and the transportation of alternative energy infrastructure assets including alternative fuels such as ethanol, hydrogen and biodiesel (“Other Energy MLPs”).

The Advisor’s securities selection process includes a comparison of quantitative and qualitative value factors that are developed through its proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Advisor generally will look for, among other characteristics, sound business fundamentals, a strong record of cash flow growth, a solid business strategy and a respected management team. The Advisor will sell investments if it determines that any of the mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.  MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the seventy partnerships that the Advisor follows, approximately two-thirds trade on the New York Stock Exchange and the rest trade on the NASDAQ Stock Market. These companies’ disclosures are regulated by the Securities and Exchange Commission and MLPs must file 10-Ks, 10-Qs, and notices of material changes like any publicly traded corporation. MLPs must also comply with the recordkeeping and disclosure requirements of the Sarbanes-Oxley Act. The Fund invests primarily in common units representing limited partner interests of energy infrastructure MLPs.

To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Related Risks

The Fund’s principal risks are discussed below. The value of the Fund’s investments may increase or decrease, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Concentration Risk. Under normal circumstances, the Fund concentrates its investments in the energy infrastructure sector, with an exclusive emphasis on securities issued by MLPs.

Industry Specific Risk. Energy infrastructure companies are subject to risks specific to the industry they serve including, but not limited to, the following

•	fluctuations in commodity prices;
•	reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing;
•	new construction risks and acquisition risk which can limit growth potential;
•	a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;
•	depletion of the natural gas reserves or other commodities if not replaced;
•	Changes in the regulatory environment;
•	extreme weather;
•	rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
•	threats of attack by terrorists.

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus.

MLP Tax Risk. MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income.

Equity Securities Risk. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Liquidity Risk. Although common units of MLPs trade on the NYSE, the NASDAQ National Market, and AMEX, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Reliance on the Advisor. The Fund’s ability to achieve its investment objective is dependent on the Advisor’s ability to identify profitable investment opportunities for the Fund. The Advisor is newly formed, and neither the Advisor nor the members of its investment committee responsible for managing the Fund’s portfolio have previously managed a mutual fund.

Past Performance:

A bar chart and past performance table are not included in this prospectus because the Fund has not completed a full calendar year of operations. After completion of its first calendar year of operations, the Fund will present these items and compare its performance to the performance of the S&P 500. The Fund will provide a brief explanation of information showing changes in its performance from year to year and showing how its average annual returns over various periods compare with those of the S&P 500.

Investment Advisor:
SteelPath Fund Advisors, LLC (the “Advisor”)

Portfolio Managers:

Gabriel Hammond, Founder and Manager of the Advisor since its formation in 2009. Mr. Hammond has been a portfolio manager of the Fund since its inception in 2010.

Stuart Cartner, Member of the Advisor since its formation in 2009. Mr. Cartner has been a portfolio manager of the Fund since its inception in 2010.

Purchase and Sale of Fund Shares

To open an account, your first investment must be at least $3,000. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. You can add to your existing SteelPath Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

1.
Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: SteelPath Funds, c/o UMB Fund Services, Inc. P.O. Box 2175, Milwaukee, WI 53233.

2.	Phone. Call 1-888-614-6614
3.
Wire/Electronic Transfer. Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

4.	SteelPath Funds Website. Go to www.steelpath.com.

Tax Information:

Each Fund intends to make distributions that will generally be taxed to you as dividend income to the extent of your allocable share of such Fund’s current or accumulated earnings and profits, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase any of the Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Click here to view the fund’s prospectus and statement of additional information.